AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


                  AMENDMENT NO. 1, dated as of April 12, 1996 to NOTE PURCHASE AGREEMENT. dated as of April 2, 1995 (the "Note Purchase Agreement"), by and among Factory Stores of America, Inc., a Delaware corporation (the "Borrower"), Blackacre Bridge Capital, LLC, a Delaware limited liability company ("Blackacre") and Gildea Management Company a Delaware corporation ("Gildea").


                              PRELIMINARY STATEMENT

                  Borrower, Blackacre and Gildea have entered into the Note Purchase Agreement which provides, among other things, for the sale and issuance by Borrower to designees of Blackacre and Gildea, and the purchase by designees of Blackacre and Gildea from Borrower, of exchangeable subordinated notes in an aggregate principal amount up to $25 million and of senior notes in an aggregate principal of $5 million, upon the terms and subject to the conditions set forth therein. The parties hereto desire to amend certain provisions of the Note Purchase Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Borrower, Blackacre and Gildea each hereby agree as follows.

1.       DEFINITIONS.

         Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Note Purchase Agreement.

2.       AMENDMENT TO NOTE PURCHASE AGREEMENT.

         Effective as of the date hereof, the Note Purchase Agreement is hereby amended by substituting Schedule 4.1 in the form attached hereto for Schedule
4.1 attached to the Note Purchase Agreement at the time of the execution and delivery thereof.

3.       REFERENCE TO AND EFFECT ON THE NOTE PURCHASE AGREEMENT.

         (a) On and after the date hereof each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof'", "herein", "thereof" or words of like import shall mean and be a reference to the Note Purchase Agreement as amended hereby.



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         (b) Except as expressly amended by this Amendment No. 1, the Note
Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4.       GOVERNING LAW.

         This Amendment No.1 shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

5.       COUNTERPARTS.

         This agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.


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         IN WITNESS WHEREOF, Borrower, Blackacre and Gildea have each caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                 FACTORY STORES OF AMERICA, INC.



                 By:      /s/ C. Cammack Morton
                 Name:    C. Cammack Morton
                 Title:   President and Chief Operating Officer




                 BLACKACRE BRIDGE CAPITAL, L.L.C.

                 By:      Blackacre Capital Management Corp.,
                          its managing member


                          By:      /s/ Jeffrey B. Citrin
                          Name:    Jeffrey B. Citrin
                          Title:   President



                 GILDEA MANAGEMENT COMPANY



                 By:    /s/ William P. O'Donnell
                 Name: William P. O'Donnell
                 Title: Vice President



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